Earnings (loss) per share	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Earnings (loss) per share [Text Block]

14)    Earnings (loss) per share

The weighted average number of basic and diluted shares outstanding for all periods presented in the consolidated statements of income (loss) and comprehensive income (loss) reflect the effect of the share consolidation that was completed on March 4, 2021.

The total number of shares issuable from options, warrants and RSUs that are excluded from the computation of diluted earnings (loss) per share because their effect would be anti-dilutive was 227 for the year ended December 31, 2021 (year ended December 31, 2020 - 1,919).